     The Universal Institutional Funds, Inc. Small Company Growth Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                        Amount of     % of
                                           Offering        Total         Shares     Offering   % of Funds
   Security       Purchase/   Size of      Price of      Amount of      Purchased   Purchased     Total                  Purchased
   Purchased     Trade Date    Offering     Shares        Offering       By Fund     By Fund     Assets     Brokers        From
---------------- ------------ ----------- ------------ --------------- ----------- ----------- ---------- ------------- ----------

  Riskmetrics     01/24/08        -         $17.50     $245,000,000       13,600       0.09%      0.52%    Credit       Deutsche
   Group Inc.                                                                                              Suisse,      Bank
                                                                                                           Citi,
                                                                                                           Goldman,
                                                                                                           Sachs &
                                                                                                           Co.,
                                                                                                           Merrill
                                                                                                           Lynch &
                                                                                                           Co., Banc
                                                                                                           of
                                                                                                           America
                                                                                                           Securities
                                                                                                           LLC, Morgan
                                                                                                           Stanley